EXHIBIT 23
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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



As independent public accountants, we hereby consent to the use of our Auditors' Report and all references to our firm included in, or made part of, this Form 10-K filing.




Vancouver,  Canada                                          "Morgan  &  Company"
April  28,  2005                                          Chartered  Accountants

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